NICHOLAS | APPLEGATE® Institutional Funds

Supplement to U.S. Small to Mid Cap Growth Fund

Class I, II, & R Shares Prospectuses and Statement of Additional Information

dated May 2, 2006

March 25, 2008

Effective as of August 17, 2007, the section of the Prospectus captioned “Portfolio Management” is revised to indicate that John C. McCraw and Robert S. Marren assume joint responsibility for the management of the U.S. Small to Mid Cap Growth Fund.  Biographical information regarding Mr. McCraw and Mr. Marren follows:

John C. McCraw Portfolio Manager Joined firm in 1992; 2 years prior investment experience with Citizens and Southern National Bank M.B.A.—University of California, Irvine; B.A.—Flagler College

Robert S. Marren

Portfolio Manager

Joined firm in 2007; previously Portfolio Manager at Duncan-Hurst Capital Management (1998-2007); 17 years prior experience with Duncan-Hurst Capital Management; Hughes Aircraft Company; Security Pacific Merchant Bank; Hambrecht & Quist, Inc.; and VLSI Technology, Inc.

M.B.A.— Duke University, Fuqua School of Business; B.A.—University of California, San Diego

Neither Mr. McCraw nor Mr. Marren beneficially holds any shares of the Fund as of the date of this supplement.

References to Montie L. Weisenberger are removed.